CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





     As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated February 8, 1995 included in Registration Statement File No. 33-32571. It should be noted that we have not examined any financial statements of the company subsequent to December 31, 1994 or performed any audit procedures subsequent to the date of our report.




                                          											ARTHUR ANDERSEN LLP



Chicago, Illinois

March 30, 1995




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